July 2018 Playa Hotels & Resorts PLYA Investor Day Exhibit 99.1

This document contains information confidential and proprietary to Playa Hotels & Resorts N.V. (“Playa”) and its affiliates. The information may not be used, disclosed or reproduced without the prior written authorization of Playa, and those so authorized may only use the information for the purpose of its evaluation consistent with authorization. Reproduction of any section of this document must include this legend. Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. You can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in Playa’s Annual Report on Form 10-K, filed with the SEC on March 1, 2018, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in Playa’s filings with the SEC. While forward-looking statements reflect Playa’s good faith beliefs, they are not guarantees of future performance. Playa disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this presentation, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements). Use of non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA. Please refer to the Appendix to this presentation for an Adjusted EBITDA reconciliation to GAAP net income. Third-Party Information This presentation also contains information and statistics relating to the travel and tourism industry and the all-inclusive segment in certain markets. Playa has derived such information and data from third-party reports or other sources without independent verification. No assurance can be given regarding the accuracy or appropriateness of such information and data. You should not place undue reliance on such information and data in this presentation.

Agenda 1. Company Overview 2. Sales & Marketing Overview 3. Financial Overview 4. Appendix

Company Overview

Company Overview 20 All-Inclusive Resorts 7,769 Total room count $274 2018 Q1 Net Package RevPAR 47.9% 2018 Q1 Owned Resort EBITDA Margin Includes Playa’s two management contract resorts (1) (1) Playa is a leading owner, operator and developer of all-inclusive resorts in prime beachfront locations Jamaica Los Cabos Puerto Vallarta Cancún / Riviera Maya Punta Cana La Romana Resort Locations

Playa’s History Company Timeline Formation Transactions August 2013: Barceló equity swap and acquisition of 8 resorts from our prior parent August 2013: Acquisition of Real Resorts (and management company) Acquisition of the Ritz-Carlton Rose Hall in Jamaica $400mm Senior Secured Credit Facility ($375mm Term Loan and $25mm Revolving Credit Facility) $300mm issuance of our 8% Senior Notes due 2020 2013 2014 2015 August 2013: $325mm investment into Playa by Hyatt and introduction of strategic partnership November 2013: Opening of Hyatt Ziva Los Cabos and Hyatt Zilara Cancun after rebranding to Hyatt product March 2014: Issuance of an additional $75mm of Senior Notes at 105.5 and repricing of Term Loan December 2014: Opening of: Hyatt Ziva & Zilara Rose Hall Hyatt Ziva Puerto Vallarta May 2015: Prices an offering of an additional $50mm of Senior Notes at 103 September 2015: Reopening of Hyatt Ziva Los Cabos following renovations after Hurricane Odile November 2015: Opening of Hyatt Ziva Cancun

Playa’s History Company Timeline April 2017: Completion of refinancing of Playa’s Senior Secured Credit Facility, including: Upsize of TLB to $530mm Call $115mm of Senior Notes Increase of Revolving Credit Facility to $100mm June/July 2017: Exchanged all Public and Private Warrants from merger for 6.7mm shares of common stock 2017 January 2017: Signing of Licensing Agreement with Panama Jack March 2017: Playa Hotels & Resorts officially begins trading on NASDAQ as PLYA March 2017: Playa successfully merges with PACE Holdings Corp. to access public market. Proceeds used to redeem Preferred Shares and increase cash on Balance Sheet Playa Going Public September 2017: Entered third party management business with Sanctuary Cap Cana July 2017: Acquired 40+ Acres of World-Class Beachfront Broke ground on a 750-room Hyatt Ziva and Zilara resort in Q3 2017 2016 April 2017: Growth Capex Projects in Jamaica, Puerto Vallarta and Cancún

Playa’s History Company Timeline 2016 2017 2018 December 2017: Panama Jack Cancún & Panama Jack Playa del Carmen re-open under their new branding after complete renovation and conversion February 2018: Playa reached an agreement with Sagicor Group Jamaica Limited for the acquisition of five all-inclusive resorts, one management contract, and developable land sites on the north coast of Jamaica December 2017: Added $380mm to our existing Term Loan to pay off remaining $360mm of Senior Notes ($10mm annual interest savings) March 2018: Entered into two interest rate swaps to mitigate the long-term interest rate risk inherent in our variable rate Term Loan June 2018: Completed business combination with Sagicor Group Jamaica Limited adding 1,326 rooms in Jamaica to our Portfolio June 2018: Re-priced our Term Loan to L+275 and added on $100mm to our Term Loan to fund the cash portion of the Sagicor acquisition April 2018: Extended our preferred relationship with Hyatt in exchange for lifting the brand restriction on Playa’s ability to own & operate all-inclusive resorts under Hilton, Marriott, Intercontinental, and Accor brands

Soon to be rebranded Playa’s Strategy Playa Brands vs. Other Brands Company Overview Execute as the preferred partner of global world-renowned brands in the all-inclusive resort segment

Compelling Growth Strategy Organic Growth Conversion Repositioning Rebranding Renovations and Expansions Acquisitions, Joint Ventures and Minority Investments New Development Focus on non-package / ancillary sales Increase direct bookings Playa Vacation Club (future) Incorporate additional brands with existing and pipeline assets Strong track record of successful rebranding with Hyatt Renovations and expansion of newly acquired Sagicor assets Prioritizing CAPEX spending to lowest risk and highest return projects Leverage brand relationships and expertise in a highly fragmented industry Evaluate external management and investment opportunities Identify opportunities that can generate strong ROIC Existing land bank to develop additional resorts 1 2 3 4 5 Hyatt Ziva Cancún Hyatt Zilara Cancún Hyatt Ziva Cap Cana Hilton Rose Hall Hyatt Ziva Puerto Vallarta Spa

Company Overview Playa’s Business Model vs. Industry Business Model Preferred partner with global world-renowned brands in the all-inclusive market Drive higher RevPAR, driven by ADR Dramatically cheaper cost of distribution then tour operators More favorable OTA contracts Higher non-package spend Only all-inclusive public company Playa Model Industry Model Vs. Large amounts of unbranded supply Tour operator dictates pricing in down economy Higher costs of distribution as heavily reliant on tour operators and wholesale channels Largely independently owned Sourcing of funds limited to free cash flow generation

Internationally Branded (1) Unbranded 4 3 1 1 2 6 1 Playa Hotels Significant Opportunity To Expand In Current Markets 213 Totals 801 21% 19% 18% 14% 24% 32% 39% 15% % Branded Total Hotels 1014 Market Conditions Source: Tri[pAdvisor (1) As defined as a name that is known and used in more than one country

Market Conditions Steady arrival growth in all Playa markets International Airport Arrivals In Playa’s Markets Sources: ASUR Aeropuerto Del Sureste Banco Central Del La Republica Dominicana Grupo Aeroportuario Del Pacifico (in thousand’s) CAGR: 13% CAGR: 12% CAGR: 7% CAGR: 6% CAGR: 10%

Market Conditions Accelerating Travel & Tourism Growth Sources: World Travel & Tourism Council (1) Includes Mexico, Jamaica and Dominican Republic Visitor Export Dollars in Playa’s Key Markets Are Growing (1) ($ in billions) 2012-2018 CAGR: 12% 2018-2028 CAGR: 5%

Sales & Marketing Overview

THE QUESTIONS: Playa’s main objective is to dominate the All-Inclusive space by partnering with global brands How do we get to 50% direct? What will be gained from new branding relationships? Why is Playa the best choice for these global brands to partner with? How will Playa leverage other untapped, high margin business opportunities with this partnership? Sales & Marketing Strategy Future Relationships

2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 % DIRECT 17% 18% 20% 23% 25% 32% 38% 42% 45% 50% 50% Partner with global brands to access millions of loyal customers and grow consumer direct Leverage highly converting loyalty marketing promotions Leverage existing partnerships. (I.e. Banks, Airlines, Retail, Etc.) Increase shared marketing dollars to expand reach and capture travel demand Improve global brand website & booking engine to better sell an All-inclusive product. Worked closely with Hyatt to redesign a new website and booking engine to better show and sell the all-inclusive product, while increasing usability and conversion. Apply same philosophy to Hilton and other brands partners. THE TIMELINE TO 50% DIRECT: HOW DO WE GET TO 50% DIRECT? Sales & Marketing Direct To Consumer

Partnered with SynXis to create a booking platform to sell the global brands on Playaresorts.com. “Estimated $50M in revenue through Playaresorts.com over the next 12-18 months.” FEATURES & BENEFITS Direct connect to Meta sites Comprehensive Customer Loyalty & repurchase platform Ability to sell exclusive member offers Multi language & multi currency capabilities Provides multiple points of contact to sell upgrades and options prior to arrival Dedicated call center and 24hr customer assistant center & webchat function THE TIMELINE TO 50% DIRECT: Sales & Marketing Direct To Consumer 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 % DIRECT 17% 18% 20% 23% 25% 32% 38% 42% 45% 50% 50%

THE STRATEGIC PLAN Loyalty Members Brand Access Current Properties Rooms in Pipeline 110 MM 30 6591 465K 74 MM 14 5339 355K 10 MM 14 728 70K 35 MM 12 6853 79K Immediate access to over 225MM loyalty members, with 55 billion unused loyalty points the equivalent of over $1.1 billion 225+ MILLION Ziva & Zilara have the highest share of redemption room nights with Hyatt. Brands approximately sell 50% of room supply with loyalty customers. WHAT WILL BE GAINED FROM NEW BRANDING RELATIONSHIPS? Sales & Marketing Potential Branding Relationships Source: All information sourced from the companies SEC Q1 2018 Quarterly Filings or 2017 Annual Reports

Hyatt Ziva & Zilara all-inclusive resorts are the #1 desired point redemption option with Hyatt. Leverage global brands volume purchase agreements with OTA’s to lower commission cost Playa becomes the centralized access point and booking channel for global brands offering customers an array of internationally recognized brands in the 3, 4 and 5 star resort category Additional consumer direct business with lower commission costs and higher ADR’s Immediate access to over 225MM loyalty members, with 55 billion unused loyalty points the equivalent of over $1.1 billion 225+ MILLION Additional gains… Sales & Marketing Potential Branding Relationships

WHY IS PLAYA THE BEST CHOICE FOR THESE GLOBAL BRANDS TO PARTNER WITH? “The Perfect Partnership” Desire to enter the all-inclusive space to expand brand offerings Majority of revenue is derived from franchise fees Asset light and adverse to owning real estate Lack operational expertise in all-inclusive Playa Resorts is the leading developer, owner and operator of global all-inclusive brands Revenue is derived through sales and resort operations Prefers to own & operate real estate Proven expertise in operating all-inclusive resorts for global consumer brands (Hyatt Ziva, Hyatt Zilara) Hyatt, Hilton, Marriott , Etc Playa Hotels & Resorts Sales & Marketing Potential Branding Relationships

Prior to partnering with Hyatt, Playa Meetings & Incentives Business was $12M annually with no ADR premium Through the partnership Playa’s Meetings & Incentives Business has grown to $50M with $500 ADR’s, a 20% premium above other business segments. Hyatt brings legitimacy and access to Fortune 1000 - Majority of these companies were previously unavailable to Playa Hyatt opened doors to Third Party M&I Houses including: Maritz, AIMIA, HPN, HB, BCD, etc. Hyatt’s Worldwide Sales Organization benefits by providing All-Inclusive – A new style for Meetings & Incentive Trips previously lost prior to the expansion of the Ziva and Zilara brands. HOW WILL PLAYA LEVERAGE OTHER UNTAPPED, HIGH MARGIN BUSINESS OPPORTUNITIES WITH THIS PARTNERSHIP? “THE HYATT ZIVA & ZILARA MEETINGS & INCENTIVE BUSINESS CASE” Sales & Marketing Potential Branding Relationships

Financial Overview

Financial Overview Current Capital Structure In May 2018, Playa successfully added an additional $100M to Term Loan B upon closing the Sagicor Deal Concurrently, Playa was able to refinance our Term Loan B to LIBOR + 275 from LIBOR + 325 which nearly offset any additional interest expense on the add-on Playa’s March 31, 2018 pro-forma capital structure is comprised of a 58% equity and 42% debt To mitigate risk from rising interest rates, Playa restructured outstanding debt to ~80% fixed interest rates Pro forma adjustment to LTM EBITDA is calculated as the 2017A Sagicor EBITDA of $24 million plus the Sagicor 2017 management fees of $2 million currently paid to a 3rd party. Cash interest expense calculated as $904 million total debt outstanding at L+325 (all in rate of 5.15%) including impact of $800 million notional value interest rate swap at fixed rate of 2.85%. Pro forma cash interest expense calculated as $1,004 million in total debt outstanding at L+275 (all in rate of 4.65%) including impact of $800 million notional value interest rate swap at fixed rate of 2.85%. (1) Fixed Debt = $800M at 5.6% Floating Debt = $204M at LIBOR +275

Benefits for Owners of All-Inclusive Greater Share of Customer Wallet Generate Additional Revenue Through High-Margin Premium Services Predictable Revenue and Occupancy Guests book and pay further in advance with fewer cancelations More accurate planning of resources (e.g. in F&B) leads to the efficient use of labor and less waste Leverage economies of scale All-inclusive price includes Room Food & Beverage Entertainment High-margin premium services not included in the all-inclusive package Spa Fine wine/premium alcohol Wedding packages Room upgrades Guests more likely to buy upgrades at the resort since their stay is paid in advance High Customer Satisfaction Value for money - less expensive than purchasing items a la carte Total cost certainty Convenient one-stop shopping Higher EBITDA Margins (1) Rapidly Growing All-Inclusive Segment (2) All-Inclusive (7.5% CAGR 1990 – 2017) Traditional Plan (2.3% CAGR 1990 – 2017) LTM 3/31/2018 Adjusted EBITDA Margins Other companies may calculate Adjusted EBITDA differently than Playa, and therefore, Playa’s Adjusted EBITDA may not be directly comparable to similarly titled measures of other companies. Markets include Cancún/Riviera Maya, Los Cabos, Puerto Vallarta, Punta Cana, La Romana and Montego Bay. Sources: JLL, SECTUR, Barometro Turistico, Punta Cana Hotel Association, Ministry of Tourism, Jamaica Tourism Board All-inclusive model drives premium margins and strong free cash flow Competitive Advantages 30 74 124 166 Total Rooms In thousands

Hyatt Ziva & Zilara Cap Cana Royal Playa Del Carmen Hyatt Ziva Cancún Hyatt Zilara Cancún Hilton Rose Hall Jewel Grande / Hyatt Ziva Palmyra Estimated Year 2017 - 2019 2018 2019 2019 2019 2019 -2020 Renovation Expansion Rebranding / Reposition N/A Remain Operational During Renovation N/A N/A Estimated Stabilized Year & Expected ROI 2022 - 2023 17% - 20% 2021 - 2022 19% - 23% 2021 - 2022 38% - 42% 2021 - 2022 22% - 25% 2021 - 2022 36% - 40% 2023 - 2024 22% - 24% Capital Investment Project Assumptions Playa’s Outlook Roadmap

Anticipated Expansion/Renovations Timeline Expansions & Renovations 2018 Royal Playa del Carmen renovation and conversion with minimal disruption 2019 Hyatt Ziva Cancún 100-125 room expansion with minimal disruption 2019 Hyatt Zilara Cancún complete renovation and 70-80 room expansion 2019 Hyatt Ziva & Zilara Cap Cana 750-room resort opens 2019 Hilton Rose Hall 80 – 100 room expansion with minimal disruption 2019 - 2020 Hyatt Ziva Palmyra 300 room development 2020 Hyatt Ziva Rose Hall repositioned as a Hyatt Zilara

Playa portfolio includes Playa properties and changes to Corporate Expense Sagicor Portfolio in 2018 only represents a partial year EBITDA contributions in low season Includes Playa properties, Sagicor acquired properties, 3rd Party Management Contracts and Corporate Expense EBITDA Bridge (1) $173 - $178 $218 to $208 $277 to $262 $307 to $287 $185 to $179 2020 2021 2019 2018 $6 - $8 $2 - $6 $20- $21 $4 - $5 $33 - $36 $21 - $23 $10 - $12 $7 - $9 $7 - $9 (1) $171 Playa’s Path to $300M $4 - $6 (2) (3) (3)

Strong presence in leading destinations with more than 20 hotels in Mexico and the Caribbean Brands (by rooms) (1) EBITDA (by country) Owned & Managed by Playa Managed by AMResorts Jamaica Los Cabos Puerto Vallarta Cancún / Riviera Maya Punta Cana La Romana Pro-forma Room Count After Transaction and Planned Expansion & Development (2021) Playa Hotels & Resorts Management Contracts Room count of all pro-forma Playa-owned properties (excludes management contracts) 8,815 estimated total rooms post-development (includes Sagicor transaction and Hyatt Ziva/Zilara Cap Cana planned expansions) Royal Playa del Carmen still being considered for new branding (2) Mexico Jamaica Dominican Republic (3)

Appendix

EXPERIENCED LEADERSHIP

Bruce Wardinski, CEO, Long History Of Maximizing Returns To Investors In The Real Estate Industry

Bruce Wardinski: CEO of Playa Hotels & Resorts N.V.



- Founded Playa Hotels & Resorts in 2006, retains 2% personal stake in the company
- Previously served as Chairman, President, and CEO of Barceló Crestline Corporation (BCC)
- Former Chairman and CEO of Crestline Capital (NYSE: CLJ) after its spin-off from Host Marriott when Host Marriott converted to a REIT
- Founded and served as Chairman of Board of Highland Hospitality Corporation (NYSE: HIH) from 2003 – 2007, a self-advised real estate investment trust
- Served as Senior VP and Treasurer of Host Marriott and spent six years at Marriott Corporation prior to that
- Oversaw REIT conversions, spin-offs, IPOs, and company sales in broad global markets (Europe, Latin America and Asia) throughout his executive experiences

History of Creating Shareholder Value

Crestline Capital


250
200
150
100
50
Indexed to 100
35.8% IRR (1)
12/30/1998
6/30/1999
12/31/1999
6/30/2000
12/31/2000
6/30/2001
12/31/2001
Crestline Capital
S&P 500

Highland Hospitality


250
200
150
100
50
Indexed to 100
24.3% IRR (2)
12/16/2003
6/16/2004
12/16/2004
6/16/2005
12/16/2005
6/16/2006
12/16/2006
6/16/2007
Highland Hospitality
S&P 500

Year	Milestone
Marriott 1987	Starts at Marriott
1993	Marriott establishes Host Marriott
Crestline Capital 1998	Formation of Crestline Capital
Barceló 2002	Sale of Crestline to Barcelo
2003	Formation of Highland Hospitality
Playa 2006	Formation of Playa
2007	Sale of Highland Hospitality
Playa Present	**CEO of Playa Hotels & Resorts N.V.**

(1) Stock Price: $10.00 – $34.00
(2) Stock Price: $10.00 – $19.50

CONFIDENTIAL | 9

Experienced Leadership Years in Industry Time at Playa Previous Experience 43 years 10 years Joined Playa in 2008 as CEO of Playa Resort Management Extensive career at Marriott, holding numerous leadership positions in the U.K., Germany and Mexico, as well as in many Middle Eastern and African markets Played a key role in Playa’s expansion, managing the development of the 619-room Barceló Los Cabos that opened in 2009, and coordinating the brand repositioning of Playa’s Dreams resorts in the Dominican Republic Successfully launched the first all-inclusive brands within Hyatt (Ziva and Zilara), expanding to 6 hotels and setting the new standard in all inclusive lodging Notable and diverse accolades from many sectors within the hospitality industry Served as Chairman of the Polanco Hotel Association Served on the BOD of the Mexican Hotel Association and American Chamber of Commerce 22 years 5 years Joined Playa in 2013 after 10 years of serving as President of Unique Vacations (worldwide representative for Sandals and Beaches resorts) Previously served as COO of The Mark Travel Corporation’s owned brands where he was responsible for bottom line profitability, and led the acquisition and integration team that was responsible for the addition of several travel companies 16 years 12 years Has been with Playa since founding in 2006 Began career with the hotel owner and operator, Barcelo Crestline Corporation Previously held the positions of Senior Vice President & Treasurer and Vice President of Treasury & Financial Planning & Analysis Alex Stadlin CEO of Playa Resorts Management Kevin Froemming EVP & Chief Marketing Officer of Playa Hotels & Resorts Ryan Hymel EVP & Chief Financial Officer of Playa Hotels & Resorts Executive Team

Reconciliation of EBITDA & Adjusted EBITDA For Playa Only